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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 20, 2004
 Date of Report (Date of earliest event reported)

ENXNET, INC.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-30675	73-1561191
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1723 S. Boston Ave
Tulsa, Oklahoma 74119
(Address of principal executive offices including zip code)

(918) 592-0015
 Registrant's telephone number, including area code

None
 (Former name or former address, if changed since last report.)

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ITEM 7.     FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.     REGULATION FD DISCLOSURE

EnXnet, Inc. announces it has filed for Utility and Design Patent rights covering its design for a hybrid Electronic Article Surveillance (EAS) device ("HyTag").

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 20th day of August, 2004.

ENXNET, INC.
(Registrant)

BY:	/s/ Ryan Corley
Ryan Corley President, Principal Executive Officer and a member of the Board of Directors.